                                                          Exhibit 23.1


                 CONSENT OF INDEPENDENT AUDITIORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 16, 1998, in the Registration Statement (Form S-4) and related Prospectus of Archibald Candy Corporation dated August 6, 1999.

                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 6, 1999